UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2006

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 Main Street
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 7.01. Regulation FD Disclosure.

On February 8, 2006, we made a presentation entitled “Reliant Energy:  Unlocking the Value.”  In that presentation, our current SO2 emission allowances inventory for 2010-2014 was noted as 721,405. Beginning in 2010, it is expected that it will take two emission allowances for one ton of SO2.  Converting these allowances into tons of SO2, the number would be 360,703 tons.  Our excess inventory of SO2 emission allowances over allowances required for forward sales for 2010-2014 would be 336,626 tons. A corrected version of the presentation is currently available at http://www.reliant.com/corporate in the investor and media center section.

The information in Item 7.01 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements.” Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission, including the following:

•                  Fluctuations in commodity prices, including any future increases in natural gas prices;

•                  The impact of competition;

•                  “Market usage adjustments” resulting from revisions to prior period estimates related to customer usage in the Electric Reliability Council of Texas (ERCOT) region and the PJM (Pennsylvania, New Jersey and Maryland) Market and supply costs;

•                  Weather conditions;

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•                  Changes in wholesale market conditions;

•                  Impact of price-to-beat tariff filings and regulatory developments;

•                  Plant availability, including limitations on plant capacity, which could restrict our ability to capitalize on increased demand for electricity; and

•                  Changes in operating and maintenance expenses.

For additional information regarding these risks and uncertainties, see our other filings with the Securities and Exchange Commission, including the discussions under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Quarterly Reports on Form 10-Q for the three months ended March 31, 2005, June 30, 2005 and September 30, 2005 as well as our Annual Report on Form 10-K for the year ended December 31, 2004.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: February 22, 2006	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller